Income Taxes - Summary of Provision for Income Taxes (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Current tax expense:
Federal	$ 0	$ 0
State	2	2
International	24	5
Total provision for income taxes	$ 26	$ 7